                                                                    EXHIBIT 10.9


NEITHER THIS CONVERTIBLE PROMISSORY NOTE NOR ANY OF THE SECURITIES ISSUABLE HEREUNDER HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES, OR DELIVERY TO THE COMPANY OF AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY THAT SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE WITH THE ACT OR UNLESS SOLD IN FULL COMPLIANCE WITH RULE 144 UNDER THE ACT.

THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS CONVERTIBLE PROMISSORY NOTE HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA OR ANY OTHER STATE AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION FOR SUCH SECURITIES PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SUCH SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE OR SUCH PROVISIONS OF THE CORPORATIONS CODE OF ANY SUCH OTHER STATE. THE RIGHTS OF THE HOLDER OF THIS CONVERTIBLE PROMISSORY NOTE ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

$501,305.00                  San Diego, California
                                                                    May 10, 1999

                      COMPUTER GEEKS DISCOUNT OUTLET, INC.

                             DEMAND PROMISSORY NOTE


        COMPUTER GEEKS DISCOUNT OUTLET, INC., a California corporation (the "Company"), for value received, hereby promises to pay to Scott Kusel ("Holder"), the principal amount of Five Hundred One Thousand Three Hundred Five Dollars ($501,305.00) (the "Issue Price"), together with interest on the unpaid amount thereof in accordance with the terms hereof, from the date hereof until paid or converted in accordance with the terms hereof.

        1.      Promissory Note ("Note").

                1.1 Interest Rate. The rate of interest hereunder ("Interest Rate") shall equal ten percent (10%) per annum, and shall be computed on the basis of a 365 day year for the actual number of days elapsed. The Interest Rate shall in no event exceed the maximum rate permitted by law.

                1.2 Payment. The Issue Price plus all accrued but previously unpaid interest thereon shall become due and payable on demand by the Holder. If any payment of principal or interest on this Note shall become due on a Saturday, Sunday or a public holiday under the laws of the State of California, such payment shall be made on the next succeeding business day.

Payment and any prepayment under Section 1.3 below shall be made at the offices or residence of the Holder, or at such other place as the Holder shall have designated to the Company in writing, in lawful money of the United States of America.

                1.3 Prepayment. Prepayment may be made by the Company of the entire amount of the Issue Price and all accrued but unpaid interest without penalty at any time.

        2.      Miscellaneous.

                2.1 Transfer of Note. This Note shall not be transferable or assignable in any manner and no interest shall be pledged or otherwise encumbered by the Holder without the express written consent of the Company, and any such attempted disposition of this Note or any portion hereof shall be of no force or effect.

                2.2 Titles and Subtitles. The titles and subtitles used in this Note are for convenience only and are not to be considered in construing or interpreting this Note.

                2.3 Notices. Any notice required or permitted under this Note shall be given in writing at the address last shown on the records of the Company for the Holder or given by the Holder to the Company for the purpose of notice (or, if no such address appears or is given, at the place where the principal executive office or residence of the Holder is located).

                2.4 Attorneys' Fees. If any action at law or in equity is necessary to enforce or interpret the terms of this Note, the prevailing party shall be entitled to reasonable attorneys' fees, costs and disbursements in addition to any other relief to which such party may be entitled.

                2.5 Amendments and Waivers. Other than the right to the payment of the Issue Price and all accrued but unpaid interest thereon, which may only be amended or waived with the written consent of the Holder, any other term of this Note may be amended and the observance of any other term of this Note may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the Holder. Any amendment or waiver effected in accordance with this Section 2.5 shall be binding upon the Holder of this Note (and of any securities into which this Note is convertible), each future holder of all such securities and the Company.

                2.6 Severability. If one or more provisions of this Note are held to be unenforceable under applicable law, such provision shall be excluded from this Note and the balance of the Note shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

                2.7 Governing Law. This Note shall be governed by and construed and enforced in accordance with the laws of the State of California, without giving effect to its conflicts of laws principles.

                2.8 Counterparts. This Note may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Date: May 10, 1999                          COMPUTER GEEKS DISCOUNT OUTLET,
                                            INC., a California corporation

                                            By: /s/ Frank Segler
                                                -------------------------------

                                            Title: Chairman of the Board
                                                   ----------------------------

ACKNOWLEDGED AND AGREED:


By: /s/ Scott Kusel
   -------------------------------
        Scott Kusel


                                       3